UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2015

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 19, 2015, GFI Group Inc. (the “Company”) notified the New York Stock Exchange (the “NYSE”) that its Board of Directors had unanimously voted to voluntarily delist the Company’s common stock, par value $0.01 per share (the “Common Stock”), from the NYSE and to terminate the registration of the Common Stock under the Securities Exchange Act of 1934, as amended.  In connection therewith, the Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about March 29, 2015, and the Company anticipates that the delisting will become effective ten (10) days later.

On or after the effective date of the delisting, the Company intends to file a Form 15 with the SEC to effect the deregistration of the Common Stock.  The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of its Common Stock.  Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including reports on Forms 10-K, 10-Q and 8-K, will immediately be suspended.  However, the Company intends to make voluntary SEC filings with respect to its 8.375% Senior Notes due July 2018 in compliance with its obligations under the related indenture.  The Company expects the deregistration of the Common Stock to become effective ninety (90) days after filing the Form 15 with the SEC.

The Company issued a press release with respect to this matter, a copy of which is attached hereto as Exhibit No. 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K and the exhibits incorporated herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to (i) plans, objectives, expectations and intentions; (ii) other statements contained in this communication that are not historical facts; and (iii) other statements identified by words such as “anticipate,” “believe,” “estimate,” “may,” “might,” “intend,” “expect” and similar expressions.  Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein.  These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties.  These include, but are not limited to, risks and uncertainties associated with: economic, political and market factors affecting trading volumes; securities prices or demand for the Company’s brokerage services; competition from current and new competitors; the Company’s ability to attract and retain key personnel, including highly-qualified brokerage personnel; the Company’s ability to identify and develop new products and markets; changes in laws and regulations governing the Company’s business and operations or permissible activities; the Company’s ability to manage its international operations; financial difficulties experienced by the Company’s customers or key participants in the markets in which the Company focuses its brokerage services; the Company’s ability to keep up with technological changes; uncertainties relating to litigation; and the Company’s ability to assess and integrate acquisition prospects.  Further information about factors that could affect the financial and other results of the Company is included in its filings with the SEC.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

These forward-looking statements speak only as of the date hereof.  Except for the ongoing obligations of the Company to disclose material information under the federal securities laws, the Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.  Other factors that may impact the forward-looking statements are described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014.  For additional information on the Company, please visit the Company’s website at http://www.gfigroup.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by GFI Group Inc., dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Dated: March 20, 2015	By:	/s/ Christopher D’Antuono
Name: Christopher D’Antuono
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by GFI Group Inc., dated March 19, 2015.